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                       Supplement dated September 1, 2002
                      to the Prospectuses dated May 1, 2002
                                       for

                      MAINSTAY ACCESS VARIABLE ANNUITY AND
                         MAINSTAY PLUS VARIABLE ANNUITY

                     and to Prospectuses dated May 10, 2002
                                       for
                      MAINSTAY PLUS II VARIABLE ANNUITY AND
                        MAINSTAY SELECT VARIABLE ANNUITY

                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

This supplement amends the Prospectus for the MainStay Access Variable Annuity, MainStay Plus Variable Annuity, MainStay Plus II Variable Annuity and MainStay Select Variable Annuity policies (collectively, the "policies"). You should read this information carefully and retain this supplement for future reference. This supplement is not valid unless it is read in conjunction with a current prospectus for the policies. The terms we use in this supplement have the same meanings as in the Prospectus for each of the policies.

The purposes of this supplement are (1) to amend the prospectus to reflect an increase in the issue age of the policy Owner/Annuitant to age 85 for Qualified policies; and (2) to allow additional premium payments to be made into Qualified policies until the Owner reaches age 85. Keeping these purposes in mind, please note the following changes:

THE POLICIES - ISSUE AGES

1. Under the Section of the prospectus entitled "THE POLICIES - Issue Ages," delete the fourth and fifth sentences and replace them with the following:

      We can issue Qualified Policies if the Owner/Annuitant is between the ages of 18 and 85 (0 and 85 for Inherited IRAs), unless it is limited by a particular state. We will accept additional premium payments until the Owner/Annuitant reaches the age of 85, unless otherwise limited by the terms of a particular plan or unless we agree otherwise.

2. Any other references throughout the prospectus to issue ages for the policy should be read as allowing a Qualified Policy to be issued until the Owner/Annuitant reaches the age of 85 unless there is a specific state limitation or plan limitation.

Not all policies are available in all jurisdictions. Ask your registered representative about policy availability.

                 New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                                51 Madison Avenue
                            New York, New York 10010